Exhibit 99.1

MobileIron Announces Second Quarter 2017 Results

Surpassed 15,000 cumulative customers

MOUNTAIN VIEW, Calif., July 27, 2017 -- MobileIron (NASDAQ:MOBL), the security backbone for the multi-cloud enterprise, today announced results for its second quarter ended June 30, 2017.

Second Quarter 2017 Financial Highlights

•	Revenue was $42.7 million, up 10% year-over-year.
•	Recurring revenue was $31.9 million, up 15% year-over-year.
•	Gross billings were $44.9 million, up 9% year-over-year.
•	Recurring billings, which represented 75% of gross billings, were $33.7 million, up 11% year-over-year.
•	GAAP net loss per share was $0.20; non-GAAP net loss per share was $0.08.
•	Cash flow used from operations was $3.8 million.
•	Cash and cash equivalents plus short term investments ended the quarter at $89.2 million.
•	Surpassed 15,000 cumulative customers.

“In the second quarter, we hit a major milestone, surpassing 15,000 cumulative customers, and we saw positive cloud growth with over 75% of our new customers in this quarter choosing our cloud platform,” said Barry Mainz, President and CEO, MobileIron. “We had some large deals that didn’t close as planned. Looking ahead, we expect to improve sales execution in the second half of the year while we maintain our focus on fiscal discipline. We remain committed to our guidance of being cash from operations positive for the year and to achieving a non-GAAP operating margin of between -2% and +2% for the fourth quarter.”

Second Quarter 2017 Business Highlights

Platform

•	Added MobileIron Access integrations with Dropbox Business and with identity providers OneLogin, Okta, Ping, and Microsoft.
•	Announced new professional service offering General Data Protection Regulation (GDPR) Mobile Readiness Service.
•	Announced integration with US Department of Defense derived credentials architecture.
•	Released new versions of MobileIron Cloud, Core, Access, AppConnect, Apps@Work, Email+, Monitor, PIV-D Derived Credentials, Sentry, Tunnel, and Web@Work.

Channels

•	Liona Enterprises extended its partnership with MobileIron to offer a comprehensive list of GSA-approved MobileIron products for the US Government.
•	Our largest reseller, AT&T, represented approximately 14% of revenue for the quarter.

Milestones and Recognition

•	Named by Gartner as a Leader for seventh consecutive year in the Magic Quadrant for Enterprise Mobility Management Suites.*
•	Awarded seven additional US patents for mobile security, bringing the total to 53.
•	Named to the 2017 San Jose Mercury News’ list of Silicon Valley's top 150 public companies.

Financial Outlook

The company is providing the following outlook for its third quarter 2017 (ending September 30, 2017):

•	Revenue is expected to be between $44 million and $46 million, which represents growth of 6% to 11% year-over-year.
•	Gross billings are expected to be between $48 million and $52 million, growth between 2% and 10% over last year.
•	Non-GAAP gross margin is expected to be between 82% and 84%.
•	Non-GAAP operating expenses are expected to be between $41 million and $43 million.

The company is providing the following outlook for 2017 (ending December 31, 2017):

•	Revenue is expected to be between $175 million and $185 million, growth between 7% and 13% year-over-year (reducing the high end of the range by $5 million).
•	Gross billings are expected to be between $195 million and $205 million, growth between 7% and 13% over last year (reducing the high end of the range by $5 million).
•	Exit the year with a fourth quarter non-GAAP operating margin between -2% to 2%.
•	Generate positive cash flow from operations for the full year 2017.

All forward-looking non-GAAP financial measures contained in this section "Financial Outlook" exclude estimates for stock-based compensation expenses and amortization of intangible assets. While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release for its second quarter of 2016 and 2017.

Conference Call and Webcast

MobileIron will host a conference call and live webcast at 1:30 p.m. Pacific Daylight Time (4:30 p.m. EDT) to discuss the company's results. Interested parties may access the call by dialing (855) 327-6837 in the U.S. or (631) 891-4304 from international locations. The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com/. A replay will be available through the same link or by dialing (844) 512-2921 and referencing conference ID#10003121 through August 27, 2017.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, statements regarding MobileIron's revenue, operating expenses, cost structure, GAAP and non-GAAP financial metrics, projected financial results and trends in MobileIron's business. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to, our limited operating history, quarterly fluctuations in our operating results, seasonality, our need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, customer adoption, competitive pressures, billings type mix shift, our ability to scale, our ability to recruit and retain key personnel, and the quality of our support services.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10-K, 10-Q and 8-K and other filings that we make with the SEC from time to time and as available on our website, as applicable. MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Disclaimer:

Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner's research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.

* Gartner “Magic Quadrant for Enterprise Mobility Management Suites” by Rob Smith, Bryan Taylor, Manjunath Bhat, Chris Silva, Terrence Cosgrove, June 6, 2017.

About MobileIron

MobileIron provides the secure foundation for companies around the world to transform into Mobile First organizations. For more information, please visit www.mobileiron.com.

"MobileIron" and the MobileIron Planet M logo are registered trademarks of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2016 AND JUNE 30, 2017
(Amounts in thousands)
(Unaudited)

	December 31, 2016	June 30, 2017
Assets
Current assets:
Cash and cash equivalents (1)	$54,043	$85,871
Short-term investments (1)	36,184	3,302
Accounts receivable - net	43,755	41,342
Prepaid expenses and other current assets	6,131	11,377
Total current assets	140,113	141,892
Property and equipment - net	5,503	7,486
Intangible assets - net	645	336
Goodwill	5,475	5,475
Other assets	1,370	1,784
Total Assets	$153,106	$156,973

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$701	$4,553
Accrued expenses	21,674	26,210
Deferred revenue - current	68,153	72,525
Total current liabilities	90,528	103,288
Deferred revenue - noncurrent	19,923	20,851
Other long-term liabilities	1,838	1,896
Total liabilities	112,289	126,035
Stockholders’ equity:
Common stock	9	9
Additional paid-in capital	383,193	404,691
Accumulated deficit	(342,385)	(373,762)
Total stockholders’ equity	40,817	30,938

Total liabilities and stockholders' equity	$153,106	$156,973

(1) Total cash and cash equivalents and short-term investments	$90,227	$89,173

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED JUNE 30, 2016 AND 2017
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	June 30, 2016	June 30, 2017
Revenue:
Perpetual license	$9,783	$9,704
Subscription	14,803	17,248
Software support and services	14,295	15,700
Total revenue	38,881	42,652
Cost of revenue:
Perpetual license (2)	629	453
Subscription (1)	2,199	2,182
Software support and services (1)	5,289	5,396
Total cost of revenue	8,117	8,031
Gross profit	30,764	34,621
Operating expenses:
Research and development (1)	18,019	19,666
Sales and marketing (1)	27,246	25,674
General and administrative (1)	8,265	7,840
Total operating expenses	53,530	53,180
Operating loss	(22,766)	(18,559)
Other income (expense) - net	30	339
Loss before income taxes	(22,736)	(18,220)
Income tax expense	198	324
Net loss	$(22,934)	$(18,544)
Net loss per share, basic and diluted	$(0.27)	$(0.20)
Weighted-average shares used to compute net loss per share, basic and diluted	85,317	92,963

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Subscription	$233	$235
Software support and services	822	991
Research and development	3,812	4,366
Sales and marketing	2,992	2,582
General and administrative	2,686	2,450
	$10,545	$10,624

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$154	$154
	$154	$154

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2016 AND 2017
(Amounts in thousands, except for per share data)
(Unaudited)
	Six Months Ended
	June 30, 2016	June 30, 2017
Revenue:
Perpetual license	$20,151	$19,586
Subscription	29,426	34,155
Software support and services	27,311	31,199
Total revenue	76,888	84,940
Cost of revenue:
Perpetual license (2)	1,488	852
Subscription (1)	3,982	4,075
Software support and services (1)	9,917	10,374
Total cost of revenue	15,387	15,301
Gross profit	61,501	69,639
Operating expenses:
Research and development (1)	34,946	36,859
Sales and marketing (1)	52,914	48,976
General and administrative (1)	15,813	14,028
Litigation settlement charge	-	1,143
Total operating expenses	103,673	101,006
Operating loss	(42,172)	(31,367)
Other income (expense) - net	165	513
Loss before income taxes	(42,007)	(30,854)
Income tax expense	374	523
Net loss	$(42,381)	$(31,377)
Net loss per share, basic and diluted	$(0.50)	$(0.34)
Weighted-average shares used to compute net loss per share, basic and diluted	84,151	91,708

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Subscription	323	300
Software support and services	1,122	1,627
Research and development	6,413	7,132
Sales and marketing	6,111	4,354
General and administrative	4,825	3,758
	$18,794	$17,171

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$308	$308
	$308	$308

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2016 AND 2017
(Amounts in thousands)
(Unaudited)
	Six Months Ended
	June 30, 2016	June 30, 2017

Cash flows from operating activities:
Net loss	$(42,381)	$(31,377)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	18,794	17,171
Depreciation	1,681	1,533
Amortization of intangible assets	308	308
Provision for doubtful accounts	-	50
Amortization (accretion) of premium on investment securities	53	(32)
Changes in operating assets and liabilities:
Accounts receivable	7,441	2,363
Other current and noncurrent assets	(2,188)	(6,476)
Accounts payable	453	1,562
Accrued expenses and other long-term liabilities	(445)	6,482
Deferred revenue	2,612	5,300
Net cash used in operating activities	(13,672)	(3,116)

Cash flows from investing activities:
Purchase of property and equipment	(2,052)	(922)
Maturities of investment securities	49,256	32,915
Purchases of investment securities	(42,016)	-
Net cash provided by investing activities	5,188	31,993

Cash flows from financing activities:
Proceeds from employee stock purchase plan	2,342	2,391
Taxes paid for net settlement of stock-settled bonus	-	(3,149)
Proceeds from exercise of stock options	443	3,709
Net cash provided by financing activities	2,785	2,951

Net change in cash and cash equivalents	(5,699)	31,828
Cash and cash equivalents at beginning of period	47,234	54,043
Cash and cash equivalents at end of period	$41,535	$85,871

Non-GAAP financial measures and reconciliations

To supplement our financial results presented on a U.S. GAAP basis, we provide investors with certain non-GAAP financial measures, including gross billings, recurring billings, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss and non-GAAP net loss per share. These non-GAAP financial measures exclude stock-based compensation, amortization of intangible assets and the litigation settlement charge.

Stock-based compensation expenses: In our non-GAAP financial measures, we have excluded the effect of stock-based compensation expenses. We exclude stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding our operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, we believe that providing non-GAAP financial measures that exclude this expense allows investors the ability to make more meaningful comparisons between MobileIron operating results and those of other companies. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: In our non-GAAP financial measures, we have excluded the effect of the amortization of intangible assets. Amortization of intangible assets is significantly affected by the timing and size of our acquisitions. Amortization of intangible assets will recur in future periods.

Litigation settlement charge: In our non-GAAP financial measures, we have excluded the charge for the estimated cost of the expected settlement of our shareholder litigation. While it is possible that we will have material litigation-related charges in the future, we do not expect it to be a consistently recurring expense.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share: We believe that the exclusion of stock-based compensation expense, the amortization of intangible assets, and the litigation settlement charge from various non-GAAP financial metrics such as gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share provides useful measures for management and investors. Stock-based compensation and the amortization of intangible assets have been and can continue to be inconsistent in amount from period to period. We have not historically had a material litigation-related settlement charge. While it is possible that we will have material litigation settlement charges in the future, we do not expect it to be a consistently recurring expense. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based in part on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees. Similarly, amortization of intangible assets has been and will continue to be a recurring expense.

Gross and recurring billings, recurring revenue and free cash flow: Our non-GAAP financial measures also include: gross billings, which we define as total revenue plus the change in deferred revenue in a period; recurring billings, which we define as total revenue less perpetual license, hardware, and professional services revenue plus the change in deferred revenue for subscription and software support arrangements in a period, adjusted for nonrecurring perpetual license billings; recurring revenue, which we define as total revenue less perpetual license, hardware, professional services and perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements; and free cash flow, which we define as cash used in operating activities less the amount of property and equipment purchased. We consider gross billings to be a useful metric for management and investors because subscription billings, excluding MRC, and software support and services billings drive deferred revenue, which is an important indicator of future revenue. Similarly, we consider recurring billings and recurring revenue to be useful metrics because they are important indicators of the portion of our business that we would expect to recur each year. There are a number of limitations related to the use of gross, recurring billings and recurring revenue. First, gross and recurring billings include amounts that have not yet been recognized as revenue. Second, our calculation of gross and recurring billings may be different from other companies that report similar financial measures. Third, recurring revenue excludes perpetual license amounts recognized from multiple elements arrangements that we record as subscription or software support revenue in our GAAP statements of operations, and these perpetual license amounts are based on invoice value, not fair value, although we believe invoice value approximates the fair value of the element. Fourth, in the MRC model, revenue and billings are based on active devices or users of the service provider’s customer and are billed to us by the service provider on a monthly basis over time and one month in arrears. Thus, under the MRC model, we receive no billings or revenue for MRC at the time the deal is booked, but instead the MRC is billed and revenue is recognized each month based on active usage. Unlike term subscriptions, MRC is not reflected in deferred revenue. This important difference between MRC billings and perpetual and term subscription billings can lead to significant variability of billings in a given quarter depending on the type of billing model that the customer chooses and the overall mix of billing types for all customers within a quarter. We compensate for these limitations by providing specific information regarding revenue and evaluating gross and recurring billings and recurring revenue together with revenue calculated in accordance with GAAP. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business using certain of these non-GAAP measures.

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	June 30, 2016	June 30, 2017

Non-GAAP gross profit reconciliation:
GAAP gross profit	$30,764	$34,621
Stock-based compensation expenses	1,055	1,226
Amortization of intangible assets	154	154
Non-GAAP gross profit	$31,973	$36,001

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	79.1%	81.2%
GAAP to non-GAAP gross margin adjustments	3.1%	3.2%
Non-GAAP gross margin: non-GAAP gross profit over non-GAAP total revenue	82.2%	84.4%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(22,766)	$(18,559)
Stock-based compensation expenses	10,545	10,624
Amortization of intangible assets	154	154
Non-GAAP operating loss	$(12,067)	$(7,781)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(58.6)%	(43.5)%
GAAP to non-GAAP operating margin adjustments	27.6%	25.3%
Non-GAAP operating margin: non-GAAP operating loss over non-GAAP total revenue	(31.0)%	(18.2)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(22,934)	$(18,544)
Stock-based compensation expenses	10,545	10,624
Amortization of intangible assets	154	154
Non-GAAP net loss	$(12,235)	$(7,766)

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	June 30, 2016	June 30, 2017
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.27)	$(0.20)
Stock-based compensation expenses per share	0.12	0.12
Amortization of intangible assets	0.01	-
Non-GAAP net loss per share	$(0.14)	$(0.08)

Gross billings reconciliation:
Total revenue	$38,881	$42,652
Total deferred revenue, end of period	72,487	93,376
Less: Total deferred revenue, beginning of period	(70,156)	(91,162)
Total change in deferred revenue	2,331	2,214
Gross billings	$41,212	$44,866

Recurring billings reconciliation:
Total revenue	$38,881	$42,652
Less: Perpetual license revenue	(9,783)	(9,704)
Less: Professional services revenue	(1,023)	(607)
Subscription and software support deferred revenue, end of period	70,286	90,647
Less: Subscription and software support deferred revenue, beginning of period	(67,579)	(88,617)
Total change in subscription and software support deferred revenue	2,707	2,030
Less: Adjustments	(343)	(654)
Recurring billings	$30,439	$33,717

Recurring revenue reconciliation
Total revenue	$38,881	$42,652
Less: Perpetual license revenue	(9,783)	(9,704)
Less: Professional services revenue	(1,023)	(607)
Less: Perpetual license amount recorded over the term of subscription or software support (1)	(466)	(489)
Recurring revenue	$27,609	$31,852

Free cash flow reconciliation:
Cash used in operating activities	$(10,126)	$(3,840)
Purchase of property and equipment	(463)	(529)
Free cash flow	$(10,589)	$(4,369)

(1) Perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements, where undelivered elements do not have VSOE

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Six Months Ended
	June 30, 2016	June 30, 2017

Non-GAAP gross profit reconciliation:
GAAP gross profit	$61,501	$69,639
Stock-based compensation expenses	1,445	1,927
Amortization of intangible assets	308	308
Non-GAAP gross profit	$63,254	$71,874

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	80.0%	82.0%
GAAP to non-GAAP gross margin adjustments	2.3%	2.6%
Non-GAAP gross margin: non-GAAP gross profit over non-GAAP total revenue	82.3%	84.6%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(42,172)	$(31,367)
Stock-based compensation expenses	18,794	17,171
Amortization of intangible assets	308	308
Litigation settlement charge	-	1,143
Non-GAAP operating loss	$(23,070)	$(12,745)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(54.8)%	(36.9)%
GAAP to non-GAAP operating margin adjustments	24.8%	21.9%
Non-GAAP operating margin: non-GAAP operating loss over non-GAAP total revenue	(30.0)%	(15.0)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(42,381)	$(31,377)
Amortization of intangible assets	308	308
Stock-based compensation expenses	18,794	17,171
Litigation settlement charge	-	1,143
Non-GAAP net loss	$(23,279)	$(12,755)

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Six Months Ended
	June 30, 2016	June 30, 2017
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.50)	$(0.34)
Stock-based compensation expenses per share	0.22	0.19
Amortization of intangible assets	-	-
Litigation settlement charge	-	0.01
Non-GAAP net loss per share	$(0.28)	$(0.14)

Gross billings reconciliation:
Total revenue	$76,888	$84,940
Total deferred revenue, end of period	72,487	93,376
Less: Total deferred revenue, beginning of period	(69,875)	(88,076)
Total change in deferred revenue	2,612	5,300
Gross billings	$79,500	$90,240

Recurring billings reconciliation:
Total revenue	$76,888	$84,940
Less: Perpetual license revenue	(20,151)	(19,586)
Less: Professional services revenue	(1,593)	(1,306)
Subscription and software support deferred revenue, end of period	70,286	90,647
Less: Subscription and software support deferred revenue, beginning of period	(67,267)	(85,612)
Total change in subscription and software support deferred revenue	3,019	5,035
Less: Adjustments	(955)	(1,382)
Recurring billings	$57,208	$67,701

Recurring revenue reconciliation
Total revenue	$76,888	$84,940
Less: Perpetual license revenue	(20,151)	(19,586)
Less: Professional services revenue	(1,593)	(1,306)
Less: Perpetual license amount recorded over the term of subscription or software support (1)	(897)	(972)
Recurring revenue	$54,247	$63,076

Free cash flow reconciliation:
Cash used in operating activities	$(13,672)	$(3,116)
Purchase of property and equipment	(2,052)	(922)
Free cash flow	$(15,724)	$(4,038)

(1) Perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements, where undelivered elements do not have VSOE

	MOBILEIRON, INC.
	SUPPLEMENTAL INFORMATION
	(Amounts in thousands)
	(Unaudited)

	30-Jun-16	30-Sep-16	31-Dec-16	31-Mar-17	30-Jun-17
GAAP revenue
United States	$18,890	$20,292	$19,452	$20,091	$19,764
International	19,991	21,274	26,020	22,197	22,888
Total	$38,881	$41,566	$45,472	$42,288	$42,652

Gross billings	$41,212	$47,251	$55,376	$45,374	$44,866
Recurring billings	30,439	34,915	39,652	33,984	33,717
Recurring revenue	27,609	28,957	30,210	31,224	31,852
Non-GAAP gross profit	31,973	34,839	39,125	35,873	36,001
Non-GAAP operating loss	(12,067)	(5,236)	(1,980)	(4,964)	(7,781)
Free cash flow	(10,589)	(6,822)	7,887	331	(4,369)

Components of deferred revenue
Software support	$42,762	$43,635	$50,117	$50,840	$50,635
Subscription	27,524	32,321	35,495	37,777	40,012
Other deferred revenue	2,201	2,216	2,464	2,545	2,729
Total	$72,487	$78,172	$88,076	$91,162	$93,376

Investor Contact:

Samuel Wilson

MobileIron

ir@mobileiron.com

650-282-7555

Media Contact:

Clarissa Horowitz

MobileIron

clarissa@mobileiron.com

415-608-6825